Quarterly Performance Summary
Truist Financial Corporation
Second Quarter 2022

Financial Highlights
	Quarter Ended			Year-to-Date
	June 30		%	June 30		%
(Dollars in millions, except per share data, shares in thousands)	2022	2021	Change	2022	2021	Change
Summary Income Statement
Interest income - taxable equivalent (1)	$3,701	$3,471	6.6%	$7,084	$6,993	1.3%
Interest expense	266	198	34.3	440	407	8.1
Net interest income - taxable equivalent	3,435	3,273	4.9	6,644	6,586	0.9
Less: Taxable-equivalent adjustment	28	28	—	54	56	(3.6)
Net interest income	3,407	3,245	5.0	6,590	6,530	0.9
Provision for credit losses	171	(434)	(139.4)	76	(386)	(119.7)
Net interest income after provision for credit losses	3,236	3,679	(12.0)	6,514	6,916	(5.8)
Noninterest income	2,248	2,405	(6.5)	4,390	4,602	(4.6)
Noninterest expense	3,580	4,011	(10.7)	7,254	7,621	(4.8)
Income before income taxes	1,904	2,073	(8.2)	3,650	3,897	(6.3)
Provision for income taxes	372	415	(10.4)	702	766	(8.4)
Net income	1,532	1,658	(7.6)	2,948	3,131	(5.8)
Noncontrolling interests	1	1	—	2	(3)	(166.7)
Net income available to the bank holding company	1,531	1,657	(7.6)	2,946	3,134	(6.0)
Preferred stock dividends and other	77	98	(21.4)	165	241	(31.5)
Net income available to common shareholders	1,454	1,559	(6.7)	2,781	2,893	(3.9)
Per Common Share Data
Earnings per share-basic	$1.09	$1.16	(6.0)%	$2.09	$2.16	(3.2)%
Earnings per share-diluted	1.09	1.16	(6.0)	2.08	2.14	(2.8)
Earnings per share-adjusted diluted (2)	1.20	1.55	(22.6)	2.43	2.72	(10.7)
Cash dividends declared	0.48	0.45	6.7	0.96	0.90	6.7
Common shareholders’ equity	42.45	46.20	(8.1)	42.45	46.20	(8.1)
Tangible common shareholders’ equity (2)	20.51	26.50	(22.6)	20.51	26.50	(22.6)
End of period shares outstanding	1,326,393	1,334,770	(0.6)	1,326,393	1,334,770	(0.6)
Weighted average shares outstanding-basic	1,330,160	1,338,302	(0.6)	1,329,601	1,341,963	(0.9)
Weighted average shares outstanding-diluted	1,338,864	1,349,492	(0.8)	1,340,225	1,354,210	(1.0)
Performance Ratios
Return on average assets	1.14%	1.28%		1.10%	1.23%
Return on average risk-weighted assets (current period is preliminary)	1.52	1.76		1.49	1.67
Return on average common shareholders’ equity	10.3	10.1		9.6	9.4
Return on average tangible common shareholders’ equity (2)	22.7	18.9		20.5	17.7
Net interest margin - taxable equivalent	2.89	2.88		2.83	2.95
Fee income ratio	39.7	42.6		40.0	41.3
Efficiency ratio-GAAP	63.3	71.0		66.1	68.5
Efficiency ratio-adjusted (2)	57.0	56.1		57.6	56.5
Credit Quality
Nonperforming assets as a percentage of:
Assets, including LHFS	0.22%	0.23%		0.22%	0.23%
Loans and leases plus foreclosed property	0.38	0.39		0.38	0.39
Net charge-offs as a percentage of average loans and leases	0.22	0.20		0.23	0.26
Allowance for loan and lease losses as a percentage of LHFI	1.38	1.79		1.38	1.79
Ratio of allowance for loan and lease losses to nonperforming LHFI	3.84x	4.83x		3.84x	4.83x
Average Balances
Assets	$540,568	$518,774	4.2%	$538,287	$513,832	4.8%
Securities (3)	148,681	135,647	9.6	150,673	128,984	16.8
Loans and leases	299,861	292,965	2.4	296,193	296,235	—
Deposits	423,750	396,255	6.9	419,517	389,756	7.6
Common shareholders’ equity	56,803	61,709	(8.0)	58,451	61,979	(5.7)
Total shareholders’ equity	63,500	68,665	(7.5)	65,140	69,352	(6.1)
Period-End Balances
Assets	$545,123	$521,964	4.4%	$545,123	$521,964	4.4%
Securities (3)	139,359	139,879	(0.4)	139,359	139,879	(0.4)
Loans and leases	307,300	289,494	6.2	307,300	289,494	6.2
Deposits	424,759	398,279	6.6	424,759	398,279	6.6
Common shareholders’ equity	56,302	61,663	(8.7)	56,302	61,663	(8.7)
Total shareholders’ equity	62,999	68,336	(7.8)	62,999	68,336	(7.8)
Capital Ratios (current quarter is preliminary)
Common equity Tier 1	9.2%	10.2%		9.2%	10.2%
Tier 1	10.8	12.0		10.8	12.0
Total	12.6	14.2		12.6	14.2
Leverage	8.6	9.1		8.6	9.1
Supplementary leverage	7.3	7.9		7.3	7.9
Applicable ratios are annualized.
NM - not meaningful
(1) Interest income includes certain fees, deferred costs, fair value mark accretion, and dividends.
(2) Represents a non-GAAP measure. See the calculations and management’s reasons for using these measures in the Non-GAAP Reconciliations and Preliminary Capital Information - Five Quarter Trend sections of this supplement.
(3) Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.
Truist Financial Corporation 1

Financial Highlights - Five Quarter Trend
	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions, except per share data, shares in thousands)	2022	2022	2021	2021	2021
Summary Income Statement
Interest income - taxable equivalent (1)	$3,701	$3,383	$3,435	$3,454	$3,471
Interest expense	266	174	168	193	198
Net interest income - taxable equivalent	3,435	3,209	3,267	3,261	3,273
Less: Taxable-equivalent adjustment	28	26	24	28	28
Net interest income	3,407	3,183	3,243	3,233	3,245
Provision for credit losses	171	(95)	(103)	(324)	(434)
Net interest income after provision for credit losses	3,236	3,278	3,346	3,557	3,679
Noninterest income	2,248	2,142	2,323	2,365	2,405
Noninterest expense	3,580	3,674	3,700	3,795	4,011
Income before income taxes	1,904	1,746	1,969	2,127	2,073
Provision for income taxes	372	330	367	423	415
Net income	1,532	1,416	1,602	1,704	1,658
Noncontrolling interests	1	1	—	—	1
Net income available to the bank holding company	1,531	1,415	1,602	1,704	1,657
Preferred stock dividends and other	77	88	78	88	98
Net income available to common shareholders	1,454	1,327	1,524	1,616	1,559
Per Common Share Data
Earnings per share-basic	$1.09	$1.00	$1.15	$1.21	$1.16
Earnings per share-diluted	1.09	0.99	1.13	1.20	1.16
Earnings per share-adjusted diluted (2)	1.20	1.23	1.38	1.42	1.55
Cash dividends declared	0.48	0.48	0.48	0.48	0.45
Common shareholders’ equity	42.45	43.82	47.14	46.62	46.20
Tangible common shareholders’ equity (2)	20.51	21.87	25.47	26.34	26.50
End of period shares outstanding	1,326,393	1,331,414	1,327,818	1,334,892	1,334,770
Weighted average shares outstanding-basic	1,330,160	1,329,037	1,329,979	1,334,825	1,338,302
Weighted average shares outstanding-diluted	1,338,864	1,341,563	1,343,029	1,346,854	1,349,492
Performance Ratios
Return on average assets	1.14%	1.07%	1.19%	1.28%	1.28%
Return on average risk-weighted assets (current quarter is preliminary)	1.52	1.46	1.64	1.77	1.76
Return on average common shareholders’ equity	10.3	9.0	9.8	10.2	10.1
Return on average tangible common shareholders’ equity (2)	22.7	18.6	18.9	19.3	18.9
Net interest margin - taxable equivalent	2.89	2.76	2.76	2.81	2.88
Fee income ratio	39.7	40.2	41.7	42.2	42.6
Efficiency ratio-GAAP	63.3	69.0	66.5	67.8	71.0
Efficiency ratio-adjusted (2)	57.0	58.3	56.0	57.9	56.1
Credit Quality
Nonperforming assets as a percentage of:
Assets, including LHFS	0.22%	0.21%	0.21%	0.23%	0.23%
Loans and leases plus foreclosed property	0.38	0.38	0.39	0.40	0.39
Net charge-offs as a percentage of average loans and leases	0.22	0.25	0.25	0.19	0.20
Allowance for loan and lease losses as a percentage of LHFI	1.38	1.44	1.53	1.65	1.79
Ratio of allowance for loan and lease losses to nonperforming LHFI	3.84x	3.99x	4.07x	4.35x	4.83x
Average Balances
Assets	$540,568	$535,981	$534,911	$526,685	$518,774
Securities (3)	148,681	152,687	153,405	146,272	135,647
Loans and leases	299,861	292,484	291,074	290,338	292,965
Deposits	423,750	415,238	410,966	402,728	396,255
Common shareholders’ equity	56,803	60,117	61,807	62,680	61,709
Total shareholders’ equity	63,500	66,798	68,480	69,353	68,665
Period-End Balances
Assets	$545,123	$543,979	$541,241	$529,884	$521,964
Securities (3)	139,359	146,415	154,617	151,038	139,879
Loans and leases	307,300	294,248	294,325	290,655	289,494
Deposits	424,759	428,328	416,488	405,857	398,279
Common shareholders’ equity	56,302	58,348	62,598	62,227	61,663
Total shareholders’ equity	62,999	65,044	69,271	68,900	68,336
Capital Ratios (current quarter is preliminary)
Common equity Tier 1	9.2%	9.4%	9.6%	10.1%	10.2%
Tier 1	10.8	11.0	11.3	11.9	12.0
Total	12.6	13.0	13.2	13.9	14.2
Leverage	8.6	8.6	8.7	9.0	9.1
Supplementary leverage	7.3	7.3	7.4	7.8	7.9
Applicable ratios are annualized.
(1) Interest income includes certain fees, deferred costs, fair value mark accretion, and dividends.
(2) Represents a non-GAAP measure. See the calculations and management’s reasons for using these measures in the Non-GAAP Reconciliations and Preliminary Capital Information - Five Quarter Trend sections of this supplement.
(3) Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

2 Truist Financial Corporation

Consolidated Statements of Income
	Quarter Ended				Year-to-Date
	June 30		Change		June 30		Change
(Dollars in millions, except per share data, shares in thousands)	2022	2021	$	%	2022	2021	$	%
Interest Income
Interest and fees on loans and leases	$2,898	$2,901	$(3)	(0.1)%	$5,542	$5,903	$(361)	(6.1)%
Interest on securities	675	497	178	35.8	1,315	940	375	39.9
Interest on other earning assets	100	45	55	122.2	173	94	79	84.0
Total interest income	3,673	3,443	230	6.7	7,030	6,937	93	1.3
Interest Expense
Interest on deposits	99	36	63	175.0	131	83	48	57.8
Interest on long-term debt	137	147	(10)	(6.8)	269	295	(26)	(8.8)
Interest on other borrowings	30	15	15	100.0	40	29	11	37.9
Total interest expense	266	198	68	34.3	440	407	33	8.1
Net Interest Income	3,407	3,245	162	5.0	6,590	6,530	60	0.9
Provision for credit losses	171	(434)	605	(139.4)	76	(386)	462	(119.7)
Net Interest Income After Provision for Credit Losses	3,236	3,679	(443)	(12.0)	6,514	6,916	(402)	(5.8)
Noninterest Income
Insurance income	825	690	135	19.6	1,552	1,316	236	17.9
Investment banking and trading income	255	402	(147)	(36.6)	516	748	(232)	(31.0)
Wealth management income	337	345	(8)	(2.3)	680	686	(6)	(0.9)
Service charges on deposits	254	253	1	0.4	506	511	(5)	(1.0)
Card and payment related fees	246	225	21	9.3	458	425	33	7.8
Residential mortgage income	74	117	(43)	(36.8)	163	217	(54)	(24.9)
Lending related fees	100	94	6	6.4	185	194	(9)	(4.6)
Operating lease income	66	66	—	—	124	134	(10)	(7.5)
Commercial mortgage income	26	47	(21)	(44.7)	58	80	(22)	(27.5)
Income from bank-owned life insurance	50	46	4	8.7	101	96	5	5.2
Securities gains (losses)	(1)	—	(1)	NM	(70)	—	(70)	NM
Other income	16	120	(104)	(86.7)	117	195	(78)	(40.0)
Total noninterest income	2,248	2,405	(157)	(6.5)	4,390	4,602	(212)	(4.6)
Noninterest Expense
Personnel expense	2,102	2,207	(105)	(4.8)	4,153	4,349	(196)	(4.5)
Professional fees and outside processing	349	341	8	2.3	712	691	21	3.0
Software expense	234	246	(12)	(4.9)	466	456	10	2.2
Net occupancy expense	181	182	(1)	(0.5)	389	391	(2)	(0.5)
Amortization of intangibles	143	142	1	0.7	280	286	(6)	(2.1)
Equipment expense	114	122	(8)	(6.6)	232	235	(3)	(1.3)
Marketing and customer development	93	66	27	40.9	177	132	45	34.1
Operating lease depreciation	47	47	—	—	95	97	(2)	(2.1)
Loan-related expense	47	55	(8)	(14.5)	91	109	(18)	(16.5)
Regulatory costs	44	31	13	41.9	79	56	23	41.1
Merger-related and restructuring charges	121	297	(176)	(59.3)	337	438	(101)	(23.1)
Loss (gain) on early extinguishment of debt	(39)	—	(39)	NM	(39)	(3)	(36)	NM
Other expense	144	275	(131)	(47.6)	282	384	(102)	(26.6)
Total noninterest expense	3,580	4,011	(431)	(10.7)	7,254	7,621	(367)	(4.8)
Earnings
Income before income taxes	1,904	2,073	(169)	(8.2)	3,650	3,897	(247)	(6.3)
Provision for income taxes	372	415	(43)	(10.4)	702	766	(64)	(8.4)
Net income	1,532	1,658	(126)	(7.6)	2,948	3,131	(183)	(5.8)
Noncontrolling interests	1	1	—	—	2	(3)	5	(166.7)
Net income available to the bank holding company	1,531	1,657	(126)	(7.6)	2,946	3,134	(188)	(6.0)
Preferred stock dividends and other	77	98	(21)	(21.4)	165	241	(76)	(31.5)
Net income available to common shareholders	$1,454	$1,559	$(105)	(6.7)%	$2,781	$2,893	$(112)	(3.9)%
Earnings Per Common Share
Basic	$1.09	$1.16	$(0.07)	(6.0)%	$2.09	$2.16	$(0.07)	(3.2)%
Diluted	1.09	1.16	(0.07)	(6.0)	2.08	2.14	(0.06)	(2.8)
Weighted Average Shares Outstanding
Basic	1,330,160	1,338,302	(8,142)	(0.6)	1,329,601	1,341,963	(12,362)	(0.9)
Diluted	1,338,864	1,349,492	(10,628)	(0.8)	1,340,225	1,354,210	(13,985)	(1.0)
NM - not meaningful

Truist Financial Corporation 3

20

Consolidated Statements of Income - Five Quarter Trend
	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions, except per share data, shares in thousands)	2022	2022	2021	2021	2021
Interest Income
Interest and fees on loans and leases	$2,898	$2,644	$2,753	$2,825	$2,901
Interest on securities	675	640	602	548	497
Interest on other earning assets	100	73	56	53	45
Total interest income	3,673	3,357	3,411	3,426	3,443
Interest Expense
Interest on deposits	99	32	32	33	36
Interest on long-term debt	137	132	127	151	147
Interest on other borrowings	30	10	9	9	15
Total interest expense	266	174	168	193	198
Net Interest Income	3,407	3,183	3,243	3,233	3,245
Provision for credit losses	171	(95)	(103)	(324)	(434)
Net Interest Income After Provision for Credit Losses	3,236	3,278	3,346	3,557	3,679
Noninterest Income
Insurance income	825	727	666	645	690
Investment banking and trading income	255	261	377	316	402
Wealth management income	337	343	350	356	345
Service charges on deposits	254	252	273	276	253
Card and payment related fees	246	212	224	225	225
Residential mortgage income	74	89	159	179	117
Lending related fees	100	85	81	74	94
Operating lease income	66	58	71	57	66
Commercial mortgage income	26	32	45	54	47
Income from bank-owned life insurance	50	51	44	43	46
Securities gains (losses)	(1)	(69)	—	—	—
Other income	16	101	33	140	120
Total noninterest income	2,248	2,142	2,323	2,365	2,405
Noninterest Expense
Personnel expense	2,102	2,051	2,096	2,187	2,207
Professional fees and outside processing	349	363	379	372	341
Software expense	234	232	238	251	246
Net occupancy expense	181	208	186	187	182
Amortization of intangibles	143	137	143	145	142
Equipment expense	114	118	124	154	122
Marketing and customer development	93	84	68	94	66
Operating lease depreciation	47	48	46	47	47
Loan-related expense	47	44	51	52	55
Regulatory costs	44	35	38	43	31
Merger-related and restructuring charges	121	216	212	172	297
Loss (gain) on early extinguishment of debt	(39)	—	(1)	—	—
Other expense	144	138	120	91	275
Total noninterest expense	3,580	3,674	3,700	3,795	4,011
Earnings
Income before income taxes	1,904	1,746	1,969	2,127	2,073
Provision for income taxes	372	330	367	423	415
Net income	1,532	1,416	1,602	1,704	1,658
Noncontrolling interests	1	1	—	—	1
Net income available to the bank holding company	1,531	1,415	1,602	1,704	1,657
Preferred stock dividends and other	77	88	78	88	98
Net income available to common shareholders	$1,454	$1,327	$1,524	$1,616	$1,559
Earnings Per Common Share
Basic	$1.09	$1.00	$1.15	$1.21	$1.16
Diluted	1.09	0.99	1.13	1.20	1.16
Weighted Average Shares Outstanding
Basic	1,330,160	1,329,037	1,329,979	1,334,825	1,338,302
Diluted	1,338,864	1,341,563	1,343,029	1,346,854	1,349,492

4 Truist Financial Corporation

Consolidated Ending Balance Sheets - Five Quarter Trend
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2022	2022	2021	2021	2021
Assets
Cash and due from banks	$5,511	$5,516	$5,085	$4,656	$5,077
Interest-bearing deposits with banks	17,602	23,606	15,210	15,171	21,480
Securities borrowed or purchased under resale agreements	2,650	2,322	4,028	1,919	1,242
Trading assets at fair value	5,230	5,920	4,423	6,972	5,945
Securities available for sale at fair value	79,278	84,753	153,123	151,038	139,879
Securities held to maturity at amortized cost	60,081	61,662	1,494	—	—
Loans and leases:
Commercial:
Commercial and industrial	149,840	141,060	138,762	133,791	135,881
CRE	22,149	22,774	23,951	24,309	25,399
Commercial construction	5,157	5,220	4,971	5,689	6,160
Consumer:
Residential mortgage	50,903	48,171	47,852	46,691	44,036
Residential home equity and direct	25,345	24,853	25,066	25,222	25,334
Indirect auto	27,419	25,756	26,441	26,923	26,696
Indirect other	11,961	11,043	10,883	11,155	11,039
Student	6,144	6,514	6,780	7,059	7,341
Credit card	4,744	4,690	4,807	4,683	4,599
Total loans and leases held for investment	303,662	290,081	289,513	285,522	286,485
Loans held for sale	3,638	4,167	4,812	5,133	3,009
Total loans and leases	307,300	294,248	294,325	290,655	289,494
Allowance for loan and lease losses	(4,187)	(4,170)	(4,435)	(4,702)	(5,121)
Premises and equipment	3,682	3,662	3,700	3,719	3,699
Goodwill	26,299	26,284	26,098	24,891	24,374
Core deposit and other intangible assets	3,535	3,693	3,408	2,930	2,665
Loan servicing rights at fair value	3,466	3,013	2,633	2,584	2,231
Other assets	34,676	33,470	32,149	30,051	30,999
Total assets	$545,123	$543,979	$541,241	$529,884	$521,964
Liabilities
Deposits:
Noninterest-bearing deposits	$147,752	$150,446	$145,892	$143,595	$138,623
Interest checking	114,143	119,572	115,754	108,954	107,993
Money market and savings	149,302	143,834	138,956	136,633	134,118
Time deposits	13,562	14,476	15,886	16,675	17,545
Total deposits	424,759	428,328	416,488	405,857	398,279
Short-term borrowings	13,736	5,147	5,292	5,226	5,652
Long-term debt	30,319	33,773	35,913	37,837	37,969
Other liabilities	13,310	11,687	14,277	12,064	11,728
Total liabilities	482,124	478,935	471,970	460,984	453,628
Shareholders’ Equity:
Preferred stock	6,673	6,673	6,673	6,673	6,673
Common stock	6,632	6,657	6,639	6,674	6,674
Additional paid-in capital	34,410	34,539	34,565	34,977	34,898
Retained earnings	24,500	23,687	22,998	22,114	21,139
Accumulated other comprehensive loss	(9,240)	(6,535)	(1,604)	(1,538)	(1,048)
Noncontrolling interests	24	23	—	—	—
Total shareholders’ equity	62,999	65,044	69,271	68,900	68,336
Total liabilities and shareholders’ equity	$545,123	$543,979	$541,241	$529,884	$521,964

Truist Financial Corporation 5

Average Balance Sheets
	Quarter Ended				Year-to-Date
	June 30		Change		June 30		Change
(Dollars in millions)	2022	2021	$	%	2022	2021	$	%
Assets
Securities at amortized cost (1):
U.S. Treasury	$10,544	$9,070	$1,474	16.3%	$10,219	$5,435	$4,784	88.0%
U.S. government-sponsored entities (GSE)	255	1,840	(1,585)	(86.1)%	685	1,840	(1,155)	(62.8)
Mortgage-backed securities issued by GSE	133,339	124,251	9,088	7.3	135,185	121,228	13,957	11.5
States and political subdivisions	371	437	(66)	(15.1)	372	441	(69)	(15.6)
Non-agency mortgage-backed	4,097	17	4,080	NM	4,161	8	4,153	NM
Other	75	32	43	134.4	51	32	19	59.4
Total securities	148,681	135,647	13,034	9.6	150,673	128,984	21,689	16.8
Loans and leases:
Commercial:
Commercial and industrial	145,558	138,539	7,019	5.1	142,233	139,776	2,457	1.8
CRE	22,508	25,645	(3,137)	(12.2)	23,029	25,926	(2,897)	(11.2)
Commercial construction	5,256	6,359	(1,103)	(17.3)	5,152	6,457	(1,305)	(20.2)
Consumer:
Residential mortgage	49,237	43,605	5,632	12.9	48,610	44,708	3,902	8.7
Residential home equity and direct	25,124	25,238	(114)	(0.5)	25,004	25,447	(443)	(1.7)
Indirect auto	26,496	26,444	52	0.2	26,293	26,403	(110)	(0.4)
Indirect other	11,471	10,797	674	6.2	11,167	10,823	344	3.2
Student	6,331	7,396	(1,065)	(14.4)	6,489	7,457	(968)	(13.0)
Credit card	4,728	4,552	176	3.9	4,705	4,598	107	2.3
Total loans and leases held for investment	296,709	288,575	8,134	2.8	292,682	291,595	1,087	0.4
Loans held for sale	3,152	4,390	(1,238)	(28.2)	3,511	4,640	(1,129)	(24.3)
Total loans and leases	299,861	292,965	6,896	2.4	296,193	296,235	(42)	—
Interest earning trading assets	6,073	5,061	1,012	20.0	5,956	4,902	1,054	21.5
Other earning assets	21,203	21,592	(389)	(1.8)	20,074	19,515	559	2.9
Total earning assets	475,818	455,265	20,553	4.5	472,896	449,636	23,260	5.2
Nonearning assets	64,750	63,509	1,241	2.0	65,391	64,196	1,195	1.9
Total assets	$540,568	$518,774	$21,794	4.2%	$538,287	$513,832	$24,455	4.8%
Liabilities and Shareholders’ Equity
Deposits:
Noninterest-bearing deposits	$148,610	$137,892	$10,718	7.8%	$147,279	$133,261	$14,018	10.5%
Interest checking	112,375	106,121	6,254	5.9	112,268	105,436	6,832	6.5
Money market and savings	148,632	134,029	14,603	10.9	145,085	131,680	13,405	10.2
Time deposits	14,133	18,213	(4,080)	(22.4)	14,885	19,379	(4,494)	(23.2)
Total deposits	423,750	396,255	27,495	6.9	419,517	389,756	29,761	7.6
Short-term borrowings	9,618	6,168	3,450	55.9	8,289	6,448	1,841	28.6
Long-term debt	31,263	36,873	(5,610)	(15.2)	33,289	37,344	(4,055)	(10.9)
Other liabilities	12,437	10,813	1,624	15.0	12,052	10,932	1,120	10.2
Total liabilities	477,068	450,109	26,959	6.0	473,147	444,480	28,667	6.4
Shareholders’ equity	63,500	68,665	(5,165)	(7.5)	65,140	69,352	(4,212)	(6.1)
Total liabilities and shareholders’ equity	$540,568	$518,774	$21,794	4.2%	$538,287	$513,832	$24,455	4.8%
Average balances exclude basis adjustments for fair value hedges.
(1) Includes AFS and HTM securities.
NM - not meaningful

6 Truist Financial Corporation

Average Balance Sheets - Five Quarter Trend
	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2022	2022	2021	2021	2021
Assets
Securities at amortized cost (1):
U.S. Treasury	$10,544	$9,890	$9,891	$9,699	$9,070
U.S. government-sponsored entities (GSE)	255	1,120	1,686	1,830	1,840
Mortgage-backed securities issued by GSE	133,339	137,052	137,651	132,890	124,251
States and political subdivisions	371	374	410	425	437
Non-agency mortgage-backed	4,097	4,224	3,738	1,398	17
Other	75	27	29	30	32
Total securities	148,681	152,687	153,405	146,272	135,647
Loans and leases:
Commercial:
Commercial and industrial	145,558	138,872	134,804	134,942	138,539
CRE	22,508	23,555	24,396	24,849	25,645
Commercial construction	5,256	5,046	5,341	5,969	6,359
Consumer:
Residential mortgage	49,237	47,976	47,185	45,369	43,605
Residential home equity and direct	25,124	24,883	25,146	25,242	25,238
Indirect auto	26,496	26,088	26,841	26,830	26,444
Indirect other	11,471	10,860	10,978	11,112	10,797
Student	6,331	6,648	6,884	7,214	7,396
Credit card	4,728	4,682	4,769	4,632	4,552
Total loans and leases held for investment	296,709	288,610	286,344	286,159	288,575
Loans held for sale	3,152	3,874	4,730	4,179	4,390
Total loans and leases	299,861	292,484	291,074	290,338	292,965
Interest earning trading assets	6,073	5,837	6,772	5,809	5,061
Other earning assets	21,203	18,932	19,634	19,331	21,592
Total earning assets	475,818	469,940	470,885	461,750	455,265
Nonearning assets	64,750	66,041	64,026	64,935	63,509
Total assets	$540,568	$535,981	$534,911	$526,685	$518,774
Liabilities and Shareholders’ Equity
Deposits:
Noninterest-bearing deposits	$148,610	$145,933	$146,492	$141,738	$137,892
Interest checking	112,375	112,159	110,506	107,802	106,121
Money market and savings	148,632	141,500	137,676	136,094	134,029
Time deposits	14,133	15,646	16,292	17,094	18,213
Total deposits	423,750	415,238	410,966	402,728	396,255
Short-term borrowings	9,618	6,944	6,433	5,360	6,168
Long-term debt	31,263	35,337	37,623	37,329	36,873
Other liabilities	12,437	11,664	11,409	11,915	10,813
Total liabilities	477,068	469,183	466,431	457,332	450,109
Shareholders’ equity	63,500	66,798	68,480	69,353	68,665
Total liabilities and shareholders’ equity	$540,568	$535,981	$534,911	$526,685	$518,774
Average balances exclude basis adjustments for fair value hedges.
(1) Includes AFS and HTM securities.

Truist Financial Corporation 7

Average Balances and Rates - Quarters
	Quarter Ended
	June 30, 2022			March 31, 2022
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$10,544	$22	0.86%	$9,890	$18	0.72%
U.S. government-sponsored entities (GSE)	255	1	1.96	1,120	6	2.13
Mortgage-backed securities issued by GSE	133,339	625	1.88	137,052	590	1.72
States and political subdivisions	371	4	3.83	374	3	3.72
Non-agency mortgage-backed	4,097	23	2.30	4,224	24	2.25
Other	75	1	3.66	27	—	2.04
Total securities	148,681	676	1.82	152,687	641	1.68
Loans and leases:
Commercial:
Commercial and industrial	145,558	1,174	3.24	138,872	987	2.88
CRE	22,508	193	3.41	23,555	168	2.84
Commercial construction	5,256	43	3.46	5,046	35	3.05
Consumer:
Residential mortgage	49,237	440	3.58	47,976	428	3.57
Residential home equity and direct	25,124	329	5.25	24,883	330	5.38
Indirect auto	26,496	362	5.47	26,088	357	5.56
Indirect other	11,471	180	6.27	10,860	169	6.32
Student	6,331	66	4.20	6,648	63	3.86
Credit card	4,728	105	8.91	4,682	104	8.97
Total loans and leases held for investment	296,709	2,892	3.91	288,610	2,641	3.70
Loans held for sale	3,152	33	4.20	3,874	28	2.87
Total loans and leases	299,861	2,925	3.91	292,484	2,669	3.69
Interest earning trading assets	6,073	55	3.55	5,837	43	3.04
Other earning assets	21,203	45	0.85	18,932	30	0.63
Total earning assets	475,818	3,701	3.12	469,940	3,383	2.90
Nonearning assets	64,750			66,041
Total assets	$540,568			$535,981
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$112,375	43	0.15	$112,159	14	0.05
Money market and savings	148,632	50	0.13	141,500	11	0.03
Time deposits	14,133	6	0.17	15,646	7	0.18
Total interest-bearing deposits (4)	275,140	99	0.14	269,305	32	0.05
Short-term borrowings	9,618	30	1.26	6,944	10	0.60
Long-term debt	31,263	137	1.75	35,337	132	1.50
Total interest-bearing liabilities	316,021	266	0.34	311,586	174	0.22
Noninterest-bearing deposits (4)	148,610			145,933
Other liabilities	12,437			11,664
Shareholders’ equity	63,500			66,798
Total liabilities and shareholders’ equity	$540,568			$535,981
Average interest-rate spread			2.78			2.68

Net interest income/ net interest margin - taxable equivalent		$3,435	2.89%		$3,209	2.76%
Taxable-equivalent adjustment		$28			$26
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3) Includes AFS and HTM securities.
(4) Total deposit costs were 0.09% and 0.03% for the three months ended June 30, 2022 and March 31, 2022, respectively.

8 Truist Financial Corporation

Average Balances and Rates - Quarters
	Quarter Ended
	December 31, 2021			September 30, 2021			June 30, 2021
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$9,891	$18	0.72%	$9,699	$18	0.72%	$9,070	$16	0.73%
U.S. government-sponsored entities (GSE)	1,686	9	2.20	1,830	10	2.31	1,840	11	2.33
Mortgage-backed securities issued by GSE	137,651	552	1.60	132,890	509	1.53	124,251	466	1.50
States and political subdivisions	410	3	3.60	425	4	3.52	437	4	3.55
Non-agency mortgage-backed	3,738	20	2.23	1,398	8	2.20	17	—	2.46
Other	29	1	1.90	30	—	1.90	32	—	1.88
Total securities	153,405	603	1.57	146,272	549	1.50	135,647	497	1.47
Loans and leases:
Commercial:
Commercial and industrial	134,804	986	2.90	134,942	1,023	3.01	138,539	1,072	3.10
CRE	24,396	175	2.81	24,849	181	2.86	25,645	183	2.84
Commercial construction	5,341	38	2.96	5,969	42	2.96	6,359	45	2.95
Consumer:
Residential mortgage	47,185	453	3.84	45,369	450	3.96	43,605	474	4.35
Residential home equity and direct	25,146	352	5.55	25,242	360	5.67	25,238	361	5.74
Indirect auto	26,841	389	5.75	26,830	405	5.99	26,444	409	6.20
Indirect other	10,978	176	6.42	11,112	183	6.54	10,797	185	6.86
Student	6,884	70	4.07	7,214	74	4.02	7,396	72	3.90
Credit card	4,769	105	8.69	4,632	105	9.01	4,552	99	8.73
Total loans and leases held for investment	286,344	2,744	3.81	286,159	2,823	3.92	288,575	2,900	4.03
Loans held for sale	4,730	32	2.66	4,179	28	2.69	4,390	28	2.57
Total loans and leases	291,074	2,776	3.79	290,338	2,851	3.90	292,965	2,928	4.01
Interest earning trading assets	6,772	46	2.72	5,809	41	2.81	5,061	37	2.82
Other earning assets	19,634	10	0.20	19,331	13	0.25	21,592	9	0.19
Total earning assets	470,885	3,435	2.90	461,750	3,454	2.98	455,265	3,471	3.06
Nonearning assets	64,026			64,935			63,509
Total assets	$534,911			$526,685			$518,774
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$110,506	15	0.05	$107,802	14	0.05	$106,121	15	0.06
Money market and savings	137,676	8	0.03	136,094	9	0.03	134,029	8	0.03
Time deposits	16,292	9	0.21	17,094	10	0.23	18,213	13	0.28
Total interest-bearing deposits (4)	264,474	32	0.05	260,990	33	0.05	258,363	36	0.06
Short-term borrowings	6,433	9	0.55	5,360	9	0.68	6,168	15	0.98
Long-term debt	37,623	127	1.35	37,329	151	1.61	36,873	147	1.60
Total interest-bearing liabilities	308,530	168	0.22	303,679	193	0.25	301,404	198	0.26
Noninterest-bearing deposits (4)	146,492			141,738			137,892
Other liabilities	11,409			11,915			10,813
Shareholders’ equity	68,480			69,353			68,665
Total liabilities and shareholders’ equity	$534,911			$526,685			$518,774
Average interest-rate spread			2.68			2.73			2.80

Net interest income/ net interest margin - taxable equivalent		$3,267	2.76%		$3,261	2.81%		$3,273	2.88%
Taxable-equivalent adjustment		$24			$28			$28
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3) Includes AFS and HTM securities.
(4) Total deposit costs were 0.03%, 0.03%, and 0.04% for the three months ended December 31, 2021, September 30, 2021, and June 30, 2021, respectively.

Truist Financial Corporation 9

Average Balances and Rates - Year-To-Date
	Year-to-Date
	June 30, 2022			June 30, 2021
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$10,219	$40	0.79%	$5,435	$20	0.76%
U.S. government-sponsored entities (GSE)	685	7	2.11	1,840	22	2.33
Mortgage-backed securities issued by GSE	135,185	1,215	1.80	121,228	892	1.47
States and political subdivisions	372	7	3.77	441	8	3.54
Non-agency mortgage-backed	4,161	47	2.27	8	—	2.45
Other	51	1	3.22	32	—	1.90
Total securities	150,673	1,317	1.75	128,984	942	1.46
Loans and leases:
Commercial:
Commercial and industrial	142,233	2,161	3.06	139,776	2,165	3.12
CRE	23,029	361	3.12	25,926	372	2.87
Commercial construction	5,152	78	3.26	6,457	93	2.99
Consumer:
Residential mortgage	48,610	868	3.57	44,708	981	4.39
Residential home equity and direct	25,004	659	5.31	25,447	729	5.78
Indirect auto	26,293	719	5.51	26,403	835	6.38
Indirect other	11,167	349	6.30	10,823	372	6.92
Student	6,489	129	4.02	7,457	145	3.93
Credit card	4,705	209	8.94	4,598	205	8.99
Total loans and leases held for investment	292,682	5,533	3.81	291,595	5,897	4.07
Loans held for sale	3,511	61	3.47	4,640	60	2.58
Total loans and leases	296,193	5,594	3.80	296,235	5,957	4.05
Interest earning trading assets	5,956	98	3.30	4,902	69	2.81
Other earning assets	20,074	75	0.75	19,515	25	0.27
Total earning assets	472,896	7,084	3.01	449,636	6,993	3.13
Nonearning assets	65,391			64,196
Total assets	$538,287			$513,832
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$112,268	57	0.10	$105,436	30	0.06
Money market and savings	145,085	61	0.08	131,680	18	0.03
Time deposits	14,885	13	0.18	19,379	35	0.36
Total interest-bearing deposits (4)	272,238	131	0.10	256,495	83	0.07
Short-term borrowings	8,289	40	0.98	6,448	29	0.90
Long-term debt	33,289	269	1.61	37,344	295	1.58
Total interest-bearing liabilities	313,816	440	0.28	300,287	407	0.27
Noninterest-bearing deposits (4)	147,279			133,261
Other liabilities	12,052			10,932
Shareholders’ equity	65,140			69,352
Total liabilities and shareholders’ equity	$538,287			$513,832
Average interest-rate spread			2.73			2.86

Net interest income/ net interest margin - taxable equivalent		$6,644	2.83%		$6,586	2.95%
Taxable-equivalent adjustment		$54			$56
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3) Includes AFS and HTM securities.
(4) Total deposit costs were 0.06% and 0.04% for the year ended June 30, 2022 and 2021, respectively.

10 Truist Financial Corporation

Credit Quality
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2022	2022	2021	2021	2021
Nonperforming Assets
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$393	$330	$394	$423	$402
CRE	19	27	29	20	25
Commercial construction	—	—	7	7	12
Consumer:
Residential mortgage	269	315	296	306	302
Residential home equity and direct	159	141	141	146	165
Indirect auto	244	227	218	172	148
Indirect other	6	4	5	6	6
Total nonaccrual loans and leases held for investment	1,090	1,044	1,090	1,080	1,060
Loans held for sale	33	39	22	76	78
Total nonaccrual loans and leases	1,123	1,083	1,112	1,156	1,138
Foreclosed real estate	3	3	8	9	13
Other foreclosed property	47	49	43	39	41
Total nonperforming assets	$1,173	$1,135	$1,163	$1,204	$1,192
Troubled Debt Restructurings (TDRs)
Performing TDRs:
Commercial:
Commercial and industrial	$105	$104	$147	$200	$202
CRE	5	5	5	8	24
Commercial construction	1	1	—	—	—
Consumer:
Residential mortgage - government guaranteed	761	622	480	507	520
Residential mortgage - nonguaranteed	281	244	212	205	207
Residential home equity and direct	84	91	98	105	107
Indirect auto	401	392	389	390	389
Indirect other	6	6	7	7	7
Student - nonguaranteed	27	25	25	23	13
Credit card	22	25	27	30	32
Total performing TDRs	1,693	1,515	1,390	1,475	1,501
Nonperforming TDRs	204	189	152	159	190
Total TDRs	$1,897	$1,704	$1,542	$1,634	$1,691
Loans 90 Days or More Past Due and Still Accruing
Commercial:
Commercial and industrial	$27	$22	$13	$18	$14
CRE	3	—	—	—	—
Commercial construction	3	—	—	—	—
Consumer:
Residential mortgage - government guaranteed	884	996	978	823	929
Residential mortgage - nonguaranteed	27	31	31	29	47
Residential home equity and direct	10	12	9	7	7
Indirect auto	1	1	1	2	2
Indirect other	3	2	3	2	1
Student - government guaranteed	796	818	864	965	1,043
Student - nonguaranteed	5	4	4	3	3
Credit card	28	28	27	23	22
Total loans 90 days past due and still accruing	$1,787	$1,914	$1,930	$1,872	$2,068
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$223	$280	$130	$135	$146
CRE	10	13	20	4	7
Commercial construction	4	1	2	2	1
Consumer:
Residential mortgage - government guaranteed	233	216	256	264	307
Residential mortgage - nonguaranteed	302	326	258	231	236
Residential home equity and direct	156	142	107	81	73
Indirect auto	584	529	607	560	428
Indirect other	78	65	64	53	47
Student - government guaranteed	447	476	549	451	543
Student - nonguaranteed	6	6	6	5	5
Credit card	48	47	45	37	31
Total loans 30-89 days past due	$2,091	$2,101	$2,044	$1,823	$1,824

Truist Financial Corporation 11

	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2022	2022	2021	2021	2021
Allowance for Credit Losses
Beginning balance	$4,423	$4,695	$4,978	$5,436	$6,011
Provision for credit losses	171	(95)	(103)	(324)	(434)
Charge-offs:
Commercial:
Commercial and industrial	(17)	(31)	(54)	(57)	(53)
CRE	(1)	(1)	(5)	(1)	—
Commercial construction	—	(1)	—	—	—
Consumer:
Residential mortgage	(2)	(2)	(1)	(7)	(4)
Residential home equity and direct	(85)	(58)	(51)	(51)	(57)
Indirect auto	(77)	(102)	(89)	(73)	(69)
Indirect other	(18)	(19)	(16)	(13)	(11)
Student	(4)	(6)	(12)	(6)	(3)
Credit card	(40)	(41)	(37)	(31)	(42)
Total charge-offs	(244)	(261)	(265)	(239)	(239)
Recoveries:
Commercial:
Commercial and industrial	13	17	23	42	23
CRE	6	1	—	1	4
Commercial construction	1	1	1	1	1
Consumer:
Residential mortgage	4	6	2	3	5
Residential home equity and direct	20	20	21	20	20
Indirect auto	26	23	21	22	27
Indirect other	6	6	6	5	7
Student	—	—	—	1	—
Credit card	9	9	9	9	10
Total recoveries	85	83	83	104	97
Net charge-offs	(159)	(178)	(182)	(135)	(142)
Other	(1)	1	2	1	1
Ending balance	$4,434	$4,423	$4,695	$4,978	$5,436
Allowance for Credit Losses:
Allowance for loan and lease losses	$4,187	$4,170	$4,435	$4,702	$5,121
Reserve for unfunded lending commitments (RUFC)	247	253	260	276	315
Allowance for credit losses	$4,434	$4,423	$4,695	$4,978	$5,436
12 Truist Financial Corporation

	As of/For the Year-to-Date
	Period Ended June 30
(Dollars in millions)	2022	2021
Allowance for Credit Losses
Beginning balance	$4,695	$6,199
Provision for credit losses	76	(386)
Charge-offs:
Commercial:
Commercial and industrial	(48)	(132)
CRE	(2)	(4)
Commercial construction	(1)	(2)
Consumer:
Residential mortgage	(4)	(15)
Residential home equity and direct	(143)	(112)
Indirect auto	(179)	(174)
Indirect other	(37)	(28)
Student	(10)	(6)
Credit card	(81)	(82)
Total charge-offs	(505)	(555)
Recoveries:
Commercial:
Commercial and industrial	30	42
CRE	7	5
Commercial construction	2	2
Consumer:
Residential mortgage	10	7
Residential home equity and direct	40	38
Indirect auto	49	49
Indirect other	12	13
Credit card	18	19
Total recoveries	168	175
Net charge-offs	(337)	(380)
Other	—	3
Ending balance	$4,434	$5,436

	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2022	2022	2021	2021	2021
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.69%	0.72%	0.71%	0.64%	0.64%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.59	0.66	0.67	0.66	0.72
Nonperforming loans and leases as a percentage of loans and leases held for investment	0.36	0.36	0.38	0.38	0.37
Nonperforming loans and leases as a percentage of loans and leases (1)	0.37	0.37	0.38	0.40	0.39
Nonperforming assets as a percentage of:
Total assets (1)	0.22	0.21	0.21	0.23	0.23
Loans and leases plus foreclosed property	0.38	0.38	0.39	0.40	0.39
Net charge-offs as a percentage of average loans and leases	0.22	0.25	0.25	0.19	0.20
Allowance for loan and lease losses as a percentage of loans and leases	1.38	1.44	1.53	1.65	1.79
Ratio of allowance for loan and lease losses to:
Net charge-offs	6.54X	5.78X	6.14X	8.79X	8.98X
Nonperforming loans and leases	3.84X	3.99X	4.07X	4.35X	4.83X
Asset Quality Ratios (Excluding PPP and other Government Guaranteed)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.04%	0.04%	0.03%	0.03%	0.04%
Applicable ratios are annualized.
(1)Includes loans held for sale.

Truist Financial Corporation 13

	June 30, 2022
			Past Due 30-89		Past Due 90+
(Dollars in millions)	Current Status		Days		Days		Total
Troubled Debt Restructurings
Performing TDRs: (1)
Commercial:
Commercial and industrial	$90	85.7%	$14	13.3%	$1	1.0%	$105
CRE	5	100.0	—	—	—	—	5
Commercial construction	1	100.0	—	—	—	—	1
Consumer:
Residential mortgage - government guaranteed	377	49.5	79	10.4	305	40.1	761
Residential mortgage - nonguaranteed	241	85.7	26	9.3	14	5.0	281
Residential home equity and direct	80	95.3	4	4.7	—	—	84
Indirect auto	335	83.5	66	16.5	—	—	401
Indirect other	5	83.3	1	16.7	—	—	6
Student - nonguaranteed	25	92.6	1	3.7	1	3.7	27
Credit card	19	86.4	2	9.1	1	4.5	22
Total performing TDRs (1)	1,178	69.6	193	11.4	322	19.0	1,693
Nonperforming TDRs (2)	76	37.3	26	12.7	102	50.0	204
Total TDRs (1)(2)	$1,254	66.2%	$219	11.5%	$424	22.3%	$1,897
(1)Past due performing TDRs are included in past due disclosures.
(2)Nonperforming TDRs are included in nonaccrual loan disclosures.

			Quarter Ended
			June 30	March 31	Dec. 31	Sept. 30	June 30
			2022	2022	2021	2021	2021
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial			0.01%	0.04%	0.09%	0.04%	0.09%
CRE			(0.10)	0.01	0.07	—	(0.05)
Commercial construction			(0.08)	(0.02)	(0.10)	(0.06)	(0.06)
Consumer:
Residential mortgage			(0.02)	(0.03)	(0.02)	0.04	(0.01)
Residential home equity and direct			1.04	0.61	0.49	0.49	0.59
Indirect auto			0.77	1.23	1.01	0.75	0.63
Indirect other			0.43	0.48	0.39	0.26	0.17
Student			0.30	0.33	0.65	0.31	0.16
Credit card			2.63	2.77	2.31	1.90	2.75
Total loans and leases			0.22	0.25	0.25	0.19	0.20
Applicable ratios are annualized.

Credit Quality - Allowance with Fair Value Marks

	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2022	2022	2021	2021	2021
ALLL	$4,187	$4,170	$4,435	$4,702	$5,121
Unamortized fair value mark (1)	924	1,119	1,323	1,540	1,777
Allowance plus unamortized fair value mark	$5,111	$5,289	$5,758	$6,242	$6,898

Loans and leases held for investment	$303,662	$290,081	$289,513	$285,522	$286,485
Unamortized fair value mark (1)	924	1,119	1,323	1,540	1,777
Gross loans and leases	$304,586	$291,200	$290,836	$287,062	$288,262

Allowance for loan and lease losses as a percentage of loans and leases - GAAP	1.38%	1.44%	1.53%	1.65%	1.79%
Allowance for loan and lease losses and unamortized fair value mark as a percentage of gross loans and leases - Adjusted (1) (2)	1.68	1.82	1.98	2.17	2.39
(1)Unamortized fair value mark includes credit, interest rate, and liquidity components.
(2)Allowance for loan and lease losses and unamortized fair value mark as a percentage of gross loans and leases is a non-GAAP measurement of credit reserves that is calculated by adjusting the ALLL and loans and leases held for investment by the unamortized fair value mark. Truist’s management uses these measures to assess loss absorption capacity.
14 Truist Financial Corporation

Rollforward of Intangible Assets and Selected Fair Value Marks (1)
	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2022	2022	2021	2021	2021
Loans and Leases (2)
Beginning balance unamortized fair value mark	$(1,119)	$(1,323)	$(1,540)	$(1,777)	$(2,067)
Accretion	189	191	217	233	285
Purchase accounting adjustments and other activity	6	13	—	4	5
Ending balance	$(924)	$(1,119)	$(1,323)	$(1,540)	$(1,777)
Core deposit and other intangible assets
Beginning balance	$3,693	$3,408	$2,930	$2,665	$2,825
Additions - acquisitions	—	430	647	418	—
Amortization of intangibles	(143)	(137)	(143)	(145)	(142)
Amortization in net occupancy expense	(5)	(8)	(3)	(4)	(3)
Purchase accounting adjustments and other activity	(10)	—	(23)	(4)	(15)
Ending balance	$3,535	$3,693	$3,408	$2,930	$2,665
Deposits (3)
Beginning balance unamortized fair value mark	$(5)	$(7)	$(9)	$(12)	$(15)
Amortization	2	2	2	3	3
Ending balance	$(3)	$(5)	$(7)	$(9)	$(12)
Long-Term Debt (3)
Beginning balance unamortized fair value mark	$(122)	$(139)	$(157)	$(176)	$(196)
Amortization	13	17	18	19	20
Ending balance	$(109)	$(122)	$(139)	$(157)	$(176)
(1)Includes only selected information and does not represent all purchase accounting adjustments.
(2)Purchase accounting marks on loans and leases includes credit, interest and liquidity components, and are generally recognized using the level-yield or straight-line method over the remaining life of the individual loans or recognized in full in the event of prepayment.
(3)Purchase accounting marks on liabilities represents interest rate marks on time deposits and long-term debt and are recognized using the level-yield method over the term of the liability.

Truist Financial Corporation 15

Segment Financial Performance - Preliminary
	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2022	2022	2021	2021	2021
Consumer Banking and Wealth
Net interest income (expense)	$1,567	$1,528	$1,630	$1,666	$1,687
Net intersegment interest income (expense)	707	654	597	485	385
Segment net interest income	2,274	2,182	2,227	2,151	2,072
Allocated provision for credit losses	199	73	59	(5)	(4)
Noninterest income	892	950	992	1,028	925
Noninterest expense	1,954	1,908	1,971	1,985	1,945
Income (loss) before income taxes	1,013	1,151	1,189	1,199	1,056
Provision (benefit) for income taxes	240	278	244	265	257
Segment net income (loss)	$773	$873	$945	$934	$799

Corporate and Commercial Banking
Net interest income (expense)	$1,277	$1,094	$1,106	$1,125	$1,182
Net intersegment interest income (expense)	57	176	194	158	114
Segment net interest income	1,334	1,270	1,300	1,283	1,296
Allocated provision for credit losses	(28)	(150)	(183)	(265)	(399)
Noninterest income	636	619	789	752	808
Noninterest expense	781	756	800	806	828
Income (loss) before income taxes	1,217	1,283	1,472	1,494	1,675
Provision (benefit) for income taxes	263	280	296	314	369
Segment net income (loss)	$954	$1,003	$1,176	$1,180	$1,306

Insurance Holdings
Net interest income (expense)	$30	$24	$23	$27	$25
Net intersegment interest income (expense)	(2)	—	—	1	—
Segment net interest income	28	24	23	28	25
Allocated provision for credit losses	1	—	(1)	1	(1)
Noninterest income	833	738	681	652	698
Noninterest expense	624	560	546	537	515
Income (loss) before income taxes	236	202	159	142	209
Provision (benefit) for income taxes	58	50	32	31	50
Segment net income (loss)	$178	$152	$127	$111	$159

Other, Treasury & Corporate (1)
Net interest income (expense)	$533	$537	$484	$415	$351
Net intersegment interest income (expense)	(762)	(830)	(791)	(644)	(499)
Segment net interest income	(229)	(293)	(307)	(229)	(148)
Allocated provision for credit losses	(1)	(18)	22	(55)	(30)
Noninterest income	(113)	(165)	(139)	(67)	(26)
Noninterest expense	221	450	383	467	723
Income (loss) before income taxes	(562)	(890)	(851)	(708)	(867)
Provision (benefit) for income taxes	(189)	(278)	(205)	(187)	(261)
Segment net income (loss)	$(373)	$(612)	$(646)	$(521)	$(606)

Total Truist Financial Corporation
Net interest income (expense)	$3,407	$3,183	$3,243	$3,233	$3,245
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income	3,407	3,183	3,243	3,233	3,245
Allocated provision for credit losses	171	(95)	(103)	(324)	(434)
Noninterest income	2,248	2,142	2,323	2,365	2,405
Noninterest expense	3,580	3,674	3,700	3,795	4,011
Income (loss) before income taxes	1,904	1,746	1,969	2,127	2,073
Provision (benefit) for income taxes	372	330	367	423	415
Net income	$1,532	$1,416	$1,602	$1,704	$1,658
(1) Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

16 Truist Financial Corporation

Capital Information - Five Quarter Trend
	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions, except per share data, shares in thousands)	2022	2022	2021	2021	2021
Selected Capital Information	(preliminary)
Risk-based capital:
Common equity tier 1	$38,015	$37,225	$37,524	$38,859	$38,690
Tier 1	44,686	43,895	44,194	45,529	45,360
Total	52,186	51,599	51,518	53,228	53,640
Risk-weighted assets	413,563	397,855	390,886	383,871	379,044
Average quarterly assets for leverage ratio	521,113	512,694	510,404	503,223	496,391
Average quarterly assets for supplementary leverage ratio	608,850	599,415	595,075	585,420	576,734
Risk-based capital ratios:
Common equity tier 1	9.2%	9.4%	9.6%	10.1%	10.2%
Tier 1	10.8	11.0	11.3	11.9	12.0
Total	12.6	13.0	13.2	13.9	14.2
Leverage capital ratio	8.6	8.6	8.7	9.0	9.1
Supplementary leverage	7.3	7.3	7.4	7.8	7.9
Equity as a percentage of total assets	11.6	12.0	12.8	13.0	13.1
Common equity per common share	$42.45	$43.82	$47.14	$46.62	$46.20

	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions, except per share data, shares in thousands)	2022	2022	2021	2021	2021
Calculations of Tangible Common Equity and Related Measures: (1)
Total shareholders’ equity	$62,999	$65,044	$69,271	$68,900	$68,336
Less:
Preferred stock	6,673	6,673	6,673	6,673	6,673
Noncontrolling interests	24	23	—	—	—
Intangible assets, net of deferred taxes	29,095	29,229	28,772	27,066	26,296
Tangible common equity	$27,207	$29,119	$33,826	$35,161	$35,367

Outstanding shares at end of period (in thousands)	1,326,393	1,331,414	1,327,818	1,334,892	1,334,770
Tangible Common Equity Per Common Share	$20.51	$21.87	$25.47	$26.34	$26.50
(1)Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses these measures to assess the quality of capital and returns relative to balance sheet risk. These measures are not necessarily comparable to similar measures that may be presented by other companies.
Truist Financial Corporation 17

Selected Mortgage Banking Information & Additional Information
	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions, except per share data)	2022	2022	2021	2021	2021
Residential Mortgage Income
Residential mortgage production revenue	$36	$52	$115	$139	$122
Residential mortgage servicing income:
Residential mortgage servicing revenue	152	145	155	157	139
Realization of expected residential MSR cash flows	(103)	(109)	(143)	(146)	(175)
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	254	350	(25)	77	(188)
MSRs hedge gains (losses)	(265)	(349)	57	(48)	219
Net MSRs valuation	(11)	1	32	29	31
Total residential mortgage servicing income	$38	$37	$44	$40	$(5)
Total residential mortgage income	$74	$89	$159	$179	$117
Commercial Mortgage Income
Commercial mortgage production revenue	$21	$32	$40	$48	$40
Commercial mortgage servicing income:
Commercial mortgage servicing revenue	17	17	18	17	17
Realization of expected commercial MSR cash flows	(15)	(17)	(12)	(11)	(11)
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	8	9	(1)	1	(4)
MSRs hedge gains (losses)	(5)	(9)	—	(1)	5
Net MSRs valuation	3	—	(1)	—	1
Total commercial mortgage servicing income	$5	$—	$5	$6	$7
Commercial mortgage income	$26	$32	$45	$54	$47
Other Mortgage Banking Information
Residential mortgage loan originations	$11,330	$11,408	$14,458	$15,852	$14,301
Residential mortgage servicing portfolio (1):
Loans serviced for others	209,504	195,737	196,011	198,119	178,004
Bank-owned loans serviced	53,341	50,927	50,716	50,427	46,031
Total servicing portfolio	262,845	246,664	246,727	248,546	224,035
Weighted-average coupon rate on mortgage loans serviced for others	3.42%	3.41%	3.44%	3.49%	3.66%
Weighted-average servicing fee on mortgage loans serviced for others	0.30	0.31	0.31	0.31	0.31

Additional Information
Brokered deposits (2)	$22,926	$19,092	$9,627	$10,980	$11,063

NQDCP income (expense):
Interest income	$2	$19	$1	$2	$2
Other income	(30)	(44)	(7)	30	43
Personnel expense	28	25	6	(32)	(45)
Total NQDCP income (expense)	$—	$—	$—	$—	$—

Fair value of derivatives, net	$(528)	$631	$1,784	$2,375	$2,614
CVA/DVA income (expense) included in investment banking and trading income	12	24	12	16	(12)

Common stock prices:
High	57.50	68.95	65.42	60.74	62.89
Low	44.75	56.19	54.73	51.87	52.61
End of period	47.43	56.70	58.55	58.65	55.50
Banking offices	2,117	2,112	2,517	2,518	2,557
ATMs	3,194	3,214	3,670	3,684	3,779
FTEs (3)	51,349	51,169	51,348	52,675	52,248
(1)Amounts reported are unpaid principal balance.
(2)Amounts primarily represent interest checking and money market and savings deposits.
(3)FTEs represents an average for the quarter.
18 Truist Financial Corporation

Selected Items (1)
	Favorable (Unfavorable)
(Dollars in millions)		After-Tax at
Description	Pre-Tax	Marginal Rate
Selected Items
Second Quarter 2022
Incremental operating expenses related to the merger ($103 million professional fees and outside processing, $11 million personnel expense, and $3 million other line items)	$(117)	$(89)

First Quarter 2022
Incremental operating expenses related to the merger ($133 million professional fees and outside processing, $24 million personnel expense, $20 million net occupancy expense, and $25 million other line items)	$(202)	$(155)
Gain on redemption of noncontrolling equity interest related to the acquisition of certain merchant services relationships (other income)	74	57

Fourth Quarter 2021
Incremental operating expenses related to the merger ($144 million professional fees and outside processing, $59 million personnel expense, and $12 million other line items)	$(215)	$(165)

Third Quarter 2021
Incremental operating expenses related to the merger ($132 million professional fees and outside processing, $41 million personnel expense, and $18 million other line items)	$(191)	$(147)
Professional fee accrual (professional fees and outside processing)	(30)	(23)

Second Quarter 2021
Charitable contribution (other expense)	$(200)	$(153)
Incremental operating expenses related to the merger ($137 million professional fees and outside processing, $42 million personnel expense, and $11 million other line items)	(190)	(146)

First Quarter 2021
Incremental operating expenses related to the merger ($120 million professional fees and outside processing, $42 million personnel expense, and $13 million other line items)	$(175)	$(134)
Acceleration for cash flow hedge unwind (other expense)	(36)	(28)
(1)Includes selected items representing a part of line items within the consolidated statements of income. Excludes line items adjusted in their entirety, such as securities gains and losses, gains and losses on the early extinguishment of debt, and costs classified as merger-related and restructuring charges.

Non-GAAP Reconciliations
	Quarter Ended					Year-to-Date
	June 30	March 31	Dec. 31	Sept. 30	June 30	June 30	June 30
(Dollars in millions)	2022	2022	2021	2021	2021	2022	2021
Efficiency Ratio (1)
Efficiency Ratio Numerator - Noninterest Expense - GAAP	$3,580	$3,674	$3,700	$3,795	$4,011	$7,254	$7,621
Merger-related and restructuring charges, net	(121)	(216)	(212)	(172)	(297)	(337)	(438)
Gain (loss) on early extinguishment of debt	39	—	1	—	—	39	3
Incremental operating expense related to the merger	(117)	(202)	(215)	(191)	(190)	(319)	(365)
Amortization of intangibles	(143)	(137)	(143)	(145)	(142)	(280)	(286)
Charitable contribution	—	—	—	—	(200)	—	(200)
Professional fee accrual	—	—	—	(30)	—	—	—
Acceleration for cash flow hedge unwind	—	—	—	—	—	—	(36)
Efficiency Ratio Numerator - Adjusted	$3,238	$3,119	$3,131	$3,257	$3,182	$6,357	$6,299

Efficiency Ratio Denominator - Revenue (2) - GAAP	$5,655	$5,325	$5,566	$5,598	$5,650	$10,980	$11,132
Taxable equivalent adjustment	28	26	24	28	28	54	56
Securities (gains) losses	1	69	—	—	—	70	—
Gain on redemption of noncontrolling equity interest	—	(74)	—	—	—	(74)	—
Gains on divestiture of certain businesses	—	—	—	—	—	—	(37)
Efficiency Ratio Denominator - Adjusted	$5,684	$5,346	$5,590	$5,626	$5,678	$11,030	$11,151

Efficiency Ratio - GAAP	63.3%	69.0%	66.5%	67.8%	71.0%	66.1%	68.5%
Efficiency Ratio - Adjusted	57.0	58.3	56.0	57.9	56.1	57.6	56.5
(1)The adjusted efficiency ratio is non-GAAP in that it excludes securities gains (losses), amortization of intangible assets, merger-related and restructuring charges, and other selected items. Truist’s management uses this measure in their analysis of the Corporation’s performance. Truist’s management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges. These measures are not necessarily comparable to similar measures that may be presented by other companies.
(2)Revenue is defined as net interest income plus noninterest income.
Truist Financial Corporation 19

	Quarter Ended					Year-to-Date
	June 30	March 31	Dec. 31	Sept. 30	June 30	June 30	June 30
(Dollars in millions)	2022	2022	2021	2021	2021	2022	2021
Return on Average Tangible Common Shareholders’ Equity (1)
Net income available to common shareholders	$1,454	$1,327	$1,524	$1,616	$1,559	$2,781	$2,893
Plus: Amortization of intangibles, net of tax	109	105	110	113	107	214	218
Tangible net income available to common shareholders	$1,563	$1,432	$1,634	$1,729	$1,666	$2,995	$3,111

Average common shareholders’ equity	$56,803	$60,117	$61,807	$62,680	$61,709	$58,451	$61,979
Less: Average intangible assets, net of deferred taxes	29,173	28,905	27,523	27,149	26,366	29,040	26,450
Average tangible common shareholders’ equity	$27,630	$31,212	$34,284	$35,531	$35,343	$29,411	$35,529

Return on average common shareholders’ equity	10.3%	9.0%	9.8%	10.2%	10.1%	9.6%	9.4%
Return on average tangible common shareholders’ equity	22.7	18.6	18.9	19.3	18.9	20.5	17.7
(1)Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses these measures to assess the quality of capital and returns relative to balance sheet risk. These measures are not necessarily comparable to similar measures that may be presented by other companies.

	Quarter Ended					Year-to-Date
	June 30	March 31	Dec. 31	Sept. 30	June 30	June 30	June 30
(Dollars in millions, except per share data)	2022	2022	2021	2021	2021	2022	2021
Diluted EPS (1)
Net income available to common shareholders - GAAP	$1,454	$1,327	$1,524	$1,616	$1,559	$2,781	$2,893
Merger-related and restructuring charges	92	166	163	132	228	258	336
Securities (gains) losses	—	53	—	—	—	53	—
Loss (gain) on early extinguishment of debt	(30)	—	—	—	(1)	(30)	(3)
Incremental operating expenses related to the merger	89	155	165	147	146	244	280
Charitable contribution	—	—	—	—	153	—	153
Professional fee accrual	—	—	—	23	—	—	—
Acceleration for cash flow hedge unwind	—	—	—	—	—	—	28
Gain on redemption of noncontrolling equity interest	—	(57)	—	—	—	(57)	—
Net income available to common shareholders - adjusted	$1,605	$1,644	$1,852	$1,918	$2,085	$3,249	$3,687

Weighted average shares outstanding - diluted	1,338,864	1,341,563	1,343,029	1,346,854	1,349,492	1,340,225	1,354,210

Diluted EPS - GAAP	$1.09	$0.99	$1.13	$1.20	$1.16	$2.08	$2.14
Diluted EPS - adjusted	1.20	1.23	1.38	1.42	1.55	2.43	2.72
(1)The adjusted diluted earnings per share is non-GAAP in that it excludes merger-related and restructuring charges and other selected items, net of tax. Truist’s management uses this measure in their analysis of the Corporation’s performance. Truist’s management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges.
20 Truist Financial Corporation